ACCRUED EXPENSES AND OTHER PAYABLES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2016 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
ACCRUED EXPENSES AND OTHER PAYABLES
Payables for purchase of property and equipment	$ 2,362	¥ 16,397	¥ 30,377
Advance from customers	1,459	10,128	15,146
Other tax payables	(1,118)	(7,761)	(5,261)
Other accrued expenses	4,887	33,933	36,147
Total	$ 7,590	¥ 52,697	¥ 76,409